As filed with the Securities and Exchange Commission on July 5, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21167

NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman California Intermediate Municipal Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman
Intermediate Municipal
Closed-End Funds

Neuberger Berman California Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Fund Inc.

Neuberger Berman New York Intermediate Municipal Fund Inc.

Semi-Annual Report

April 30, 2012

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARIES

California Intermediate Municipal Fund Inc.	2

Intermediate Municipal Fund Inc.	2

New York Intermediate Municipal Fund Inc.	2

SCHEDULES OF INVESTMENTS

California Intermediate Municipal Fund Inc.	7

Intermediate Municipal Fund Inc.	11

New York Intermediate Municipal Fund Inc.	19

FINANCIAL STATEMENTS	25
FINANCIAL HIGHLIGHTS/PER SHARE DATA

California Intermediate Municipal Fund Inc.	36

Intermediate Municipal Fund Inc.	37

New York Intermediate Municipal Fund Inc.	38

Distribution Reinvestment Plan	40

Directory	43

Proxy Voting Policies and Procedures	44

Quarterly Portfolio Schedule	44

Recent Market Conditions	44

Privacy Notice	Located after the Funds’ Report

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the six months ended April 30, 2012. The report includes portfolio commentaries, listings of the Funds’ investments and their unaudited financial statements for the reporting period.

Each Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific Fund, a high level of current income exempt from that state’s personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We generally invest in intermediate-term municipal bonds because our experience and research indicate strongly that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds with less volatility and risk. We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax-exempt current income over the long term.

Thank you for your confidence in the Funds. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti

President and CEO

Neuberger Berman California Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Fund Inc.

Neuberger Berman New York Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries

For the six months ended April 30, 2012, on a net asset value (“NAV”) basis, all three of the Neuberger Berman Intermediate Municipal Closed-End Funds posted positive returns. Neuberger Berman Intermediate Municipal Fund and Neuberger Berman California Intermediate Municipal Fund outperformed the Barclays 10-Year Municipal Bond Index, whereas Neuberger Berman New York Intermediate Municipal Fund lagged the index during the reporting period. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance as well.

Despite several brief setbacks, the municipal market posted a solid return during the reporting period. The market rallied during the first half of the period, driven by rising tax revenues, low defaults and some signs of progress in the fiscal position of many state and local governments. In addition, new supply was relatively low and investor demand was strong as municipal bonds were attractively valued versus comparable Treasuries. A portion of the municipal market’s gains were given back in March as yields rose. This was triggered by an increase in supply and an expectation that investors would withdraw from municipal mutual funds in order to pay taxes.

Looking at the municipal market more closely, lower-quality securities outperformed their higher-quality counterparts given investors’ quest to generate incremental yield. In addition, longer-term securities outperformed shorter-term securities. The intermediate portion of the municipal curve produced mixed results over the six months ended April 30, 2012. After generating strong returns over the first half of the period, it was the weakest performing portion of the curve during the second half of the period. In our view, this was due to relatively rich valuations in the intermediate portion of the curve at the beginning of 2012 and to profit taking by investors.

We tactically adjusted the Funds’ durations during the reporting period. We started the period with long durations versus the index and later allowed durations to drift shorter. This adjustment was made because we expected to see some softness in the market given its extended rally and due to seasonal weakness that typically occurs during tax season. We then shifted to modestly longer durations toward the end of the period. In terms of the Funds’ yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Funds’ benchmark is concentrated in the eight- to 12-year portion of the curve, which was the weakest performing portion of the municipal yield curve. Given this, the Funds’ barbell approach enhanced their relative results.

The Funds maintained a lower quality than that of the benchmark in an attempt to generate incremental yield. This was rewarded given the outperformance of lower-quality bonds during the reporting period. However, having an underweight in tobacco bonds (municipal bonds secured by tobacco settlement payments) was a negative for results as they outperformed the benchmark. Finally, as previously mentioned, the use of leverage enhanced the Funds’ performance during the reporting period.

Looking ahead, we have a generally positive outlook for the municipal market, as it remains attractively valued versus equal-duration Treasuries, in our view. While the U.S. economy gained some traction during much of the reporting period, we continue to feel that a number of issues, including continued high unemployment, will hold back a more robust expansion. As such, we anticipate seeing inflation remain relatively well contained, which could allow the Federal Reserve Board to make good on its vow to keep the federal funds rate anchored in a historically low range for an extended period. Against this backdrop, we believe that overall demand for municipal bonds should remain strong.

We are comfortable with the Funds’ current positioning. Should municipal rates move higher, we may look to extend the Funds’ durations. In addition, if the economy strengthens, we may look to further increase our exposure to higher-yielding BBB-rated securities.

Sincerely,

James L. Iselin and S. Blake Miller

Portfolio Co-Managers

The composition, industries and holdings of the Funds are subject to change.

TICKER SYMBOLS
California Intermediate Municipal Fund	NBW
Intermediate Municipal Fund	NBH
New York Intermediate Municipal Fund	NBO

CALIFORNIA INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	0.5%
California	83.7
Guam	2.0
Illinois	0.9
Massachusetts	0.7
Nevada	0.8
New York	0.6
Pennsylvania	1.3
Puerto Rico	7.9
Tennessee	0.4
Texas	1.2
Total	100.0%

NEW YORK INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	0.4%
California	2.8
Guam	2.3
Illinois	0.6
Massachusetts	0.8
Nevada	0.9
New York	82.7
Pennsylvania	1.5
Puerto Rico	6.1
Tennessee	0.4
Texas	1.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2012
At NAV2	Date	04/30/2012	1 Year	5 Years	Life of Fund
California Intermediate Municipal Fund	09/24/2002	6.41%	13.33%	6.74%	6.43%
Intermediate Municipal Fund	09/24/2002	7.67%	15.57%	6.80%	6.53%
New York Intermediate Municipal Fund	09/24/2002	5.62%	10.57%	6.03%	5.97%
At Market Price3
California Intermediate Municipal Fund	09/24/2002	13.37%	24.74%	7.76%	6.32%
Intermediate Municipal Fund	09/24/2002	12.38%	18.57%	8.82%	6.41%
New York Intermediate Municipal Fund	09/24/2002	14.66%	21.04%	7.30%	5.80%
Index
Barclays 10 Year Municipal Bond Index4		5.94%	11.46%	6.55%	5.28%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current peformance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares.

Investment return and market price will fluctuate and common shares may trade at prices below NAV. Common shares, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (“Management”) had not waived a portion of its investment management fees during the periods shown. Please see Note B in the Notes to Financial Statements for specific information regarding fee waiver arrangements.

INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Alabama	1.7%
Arizona	5.2
California	14.0
Colorado	3.5
District of Columbia	1.1
Florida	1.2
Georgia	1.6
Guam	1.6
Hawaii	1.6
Illinois	8.4
Indiana	5.2
Iowa	2.6
Kentucky	0.5
Louisiana	0.3
Maine	0.5
Maryland	0.7
Massachusetts	4.5
Michigan	1.3
Minnesota	1.6
Mississippi	1.0
Missouri	3.6
Nevada	1.2%
New Hampshire	0.6
New Jersey	2.1
New York	4.7
North Carolina	1.5
North Dakota	0.9
Ohio	0.5
Pennsylvania	3.6
Puerto Rico	3.0
South Carolina	0.5
Tennessee	1.8
Texas	7.5
Utah	1.4
Virginia	0.7
Washington	3.6
West Virginia	0.3
Wisconsin	2.8
Wyoming	1.1
Other	0.5
Total	100.0%

Endnotes

1	A portion of each Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

2	Returns based on the net asset value (“NAV”) of each Fund.

3	Returns based on the market price of Fund common shares on the NYSE MKT.

4
Please see “Glossary of Indices” starting on page 6 for a description of the index. Please note that indices do not take into account any fees or expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Management and reflect the reinvestment of income dividends and other distributions. The Funds may invest in securities not included in a described index or may not invest in all securities included in a described index.

Glossary of Indices

Barclays 10-Year Municipal Bond Index:
An unmanaged index that is the 10-year (8-12) component of the Barclays Municipal Bond Index, which is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Schedule of Investments California Intermediate Municipal Fund Inc.
(Unaudited)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

Municipal Notes (168.8%)

Arizona (0.9%)
$750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$747

California (141.3%)
500	Abag Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003-C, 5.13%, due 3/1/18	538	ß
1,250	Alameda Co. Cert. of Participation Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.38%, due 12/1/17	1,266
1,285	Bay Area Gov’t Assoc. BART SFO Extension Rev. (Arpt. Premium Fare), Ser. 2002-A, (AMBAC Insured), 5.00%, due 8/1/21	1,279
500	California Ed. Fac. Au. Rev. (Scripps College), Ser. 2007,	558	ß
	(National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/15
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	2,047
1,025	California HFA Home Mtge. Rev., Ser. 2007-E, 5.00%, due 2/1/42	1,051
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2004-I, 4.95%, due 7/1/26 Putable 7/1/14	2,174	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2009-C, 5.00%, due 7/1/37 Putable 7/2/12	2,015	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	2,204	ß
1,100	California Hlth. Fac. Fin. Au. Rev. (Hosp. Adventist Hlth. Sys.), Ser. 2002-A, (LOC: Wells Fargo Bank NA), 0.22%, due 9/1/25	1,100	µß
1,535	California Hlth. Fac. Fin. Au. Rev. (St. Joseph Hlth. Sys.), Ser. 2011-C, (LOC: Northern Trust Co.), 0.25%, due 7/1/41	1,535	µ
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev.	1,070
	(King City Joint Union High Sch. Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24
500	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A, 5.00%, due 6/1/16	524
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,126	ß
600	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/26	657	ß
2,000	California Poll. Ctrl. Fin. Au. Env. Imp. Rev. (Air Prod. & Chemicals, Inc.), Ser. 1997, 0.27%, due 3/1/41	2,000	µß
2,500	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002-A, 5.75%, due 5/1/17 Pre-Refunded 5/1/12	2,525	ØØ
2,250	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	2,292
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B, 5.50%, due 6/1/20	1,162
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/16	1,022
2,000	California Statewide CDA Cert. of Participation Rev. (Children’s Hosp. Los Angeles), Ser. 1999, 5.13%, due 8/15/19	2,003	ß
985	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999, 5.38%, due 4/1/17	987	ß
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	1,092	ß
5,000	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	5,244	ß
1,325	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,480	ß
1,000	California Statewide CDA Rev. (Daughters of Charity Hlth.), Ser. 2005-G, 5.00%, due 7/1/22	1,040	ß
1,000	California Statewide CDA Rev. (Lancer Ed. Std. Hsg. Proj.), Ser. 2007, 5.40%, due 6/1/17	1,073	ß
1,255	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009, 6.25%, due 11/15/19	1,408	ß
1,500	California Statewide CDA Rev. (St. Joseph Hlth. Sys.), Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.13%, due 7/1/24	1,687	ß
355	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	372	ß
1,500	Compton Unified Sch. Dist. Ref. G.O. (Election 2002), Ser. 2006-D, (AMBAC Insured), 0.00%, due 6/1/14	1,427
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%, due 12/15/21	1,405	ß
820	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/12	825
250	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/13	256

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

$2,000	Fresno Joint Pwr. Fin. Au. Lease Rev. (Master Lease Proj.), Ser. 2008-A, (Assured Guaranty Insured), 5.00%, due 4/1/23	$2,158
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 2/1/17	1,160
2,835	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 12/1/16	2,889
2,480	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,528
2,000	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2010, 5.50%, due 12/1/24	2,072
1,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	987	h
1,500	Inglewood Pub. Fin. Au. Ref. Rev., Ser. 1999-A (AMBAC Insured), 5.63%, due 8/1/15	1,505
440	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	470
4,000	Los Angeles Dept. of Arpts. Rev. (Los Angeles Int’l Arpt.), Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/15/18	4,013
2,000	Los Angeles Muni. Imp. Corp. Lease Ref. Rev. (Real Property), Ser. 2012-C, 5.00%, due 3/1/27	2,175	Ø
1,045	Marin Co. Muni. Wtr. Dist. Wtr. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.00%, due 7/1/17	1,051
2,900	Metro. Wtr. Dist. So. California Waterworks Rev., Ser. 2000-B3, (LOC: Wells Fargo Bank NA), 0.21%, due 7/1/35	2,900	µ
1,070	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	878
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	1,019
535	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002,	552
	(National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/16 Pre-Refunded 1/1/13
565	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002,	583
	(National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/17 Pre-Refunded 1/1/13
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.70%, due 9/1/18	382
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.75%, due 9/1/19	371
605	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/16 Pre-Refunded 3/1/13	628
635	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/17 Pre-Refunded 3/1/13	660
1,290	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/17	1,335
1,445	Oceanside Cert. of Participation Ref. Rev., Ser. 2003-A, (AMBAC Insured), 5.25%, due 4/1/14	1,493
1,490	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	1,534
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,638
3,890	Port of Oakland Ref. Rev., Ser. 2002-N, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/13	3,968
440	Roseville Stone Point Comm. Fac. Dist. Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	451
1,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,144
2,600	Sacramento Muni. Utils. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	3,178
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24	1,670
400	San Diego Pub. Facs. Fin. Au. Lease Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/19	440
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	831
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	821
2,000	San Diego Unified Sch. Dist. G.O. (Election 1998), Ser. 2002-D, (FGIC Insured), 5.25%, due 7/1/21	2,035
1,000	San Francisco City & Co. Arpts. Commission Int’l Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/21	1,169
2,115	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (San Francisco Redev. Proj.), Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 8/1/18	2,194
2,000	San Francisco City & Co. Unified Sch. Dist. Ref. Rev., Ser. 2012, 4.00%, due 6/15/25	2,142
925	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%, due 12/1/22	912	ß
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured), 5.00%, due 8/1/21	1,098
1,000	San Mateo Union High Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, 0.00%, due 9/1/25	519
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/18	832
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured Guaranty Insured), 5.00%, due 12/1/21	1,579

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

$1,620	Santa Clara Co. Fremont Union High Sch. Dist. G.O. (Election 1998), Ser. 2002-C, (AGM Insured), 5.00%, due 9/1/20 Pre-Refunded 9/1/12	$1,646
485	Santa Maria Bonita Sch. Dist. Cert. of Participation (Cap. Imp. & Ref. Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 3/1/14	487
525	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.40%, due 7/1/13	540
505	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.50%, due 7/1/14	526
560	South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev. Proj. Number 1), Ser. 2002, (XLCA Insured), 5.00%, due 9/1/16	573
1,500	Sulphur Springs Union Sch. Dist. Cert. of Participation (Cap. Appreciation), Ser. 2010, (AGM Insured), 0.00%, due 12/1/37	1,423	c
1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (AGM Insured), 5.00%, due 9/1/21	1,348
1,300	Tulare Local Hlth. Care Dist., Ser. 2007, 5.00%, due 11/1/20	1,287
2,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	2,221
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	2,286	i
2,250	Wiseburn Sch. Dist. G.O. Cap Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	1,047	j

		121,792
Guam (3.5%)
1,110	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.25%, due 11/1/18	1,229
700	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	739
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,012
		2,980
Illinois (1.5%)
715	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	727
500	Illinois Fin. Au. Rev. (Navistar Int’l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	541	ß
		1,268
Massachusetts (1.2%)
1,000	Massachusetts St. HFA Rev., Ser. 2010-C, 5.00%, due 12/1/30	1,049
Nevada (1.3%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,131
New York (1.0%)
1,000	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	883	ß
Pennsylvania (2.1%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	1,842	b
Puerto Rico (13.3%)
2,000	Puerto Rico Commonwealth Aqueduct & Swr. Au. Sr. Lien Rev., Ser. 2012-A, 4.25%, due 7/1/25	1,976
1,500	Puerto Rico Elec. Pwr. Au. Ref. Rev., Ser. 2007-VV, 5.50%, due 7/1/20	1,736
1,000	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	1,027
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.),	1,007	ß
	Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/15
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/17	3,024
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	1,006
1,500	Puerto Rico Sales Tax Fin. Corp. Rev., Subser. 2009-A, 5.00%, due 8/1/24	1,677
		11,453

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

Tennessee (0.6%)
$500	Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006-A, 5.25%, due 9/1/23	$553
Texas (2.1%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010, 5.25%, due 11/1/40	1,807	ß
	Total Investments (168.8%) (Cost $139,632)	145,505	##
	Liabilities, less cash, receivables and other assets [(0.4%)]	(304)
	Liquidation Value of Auction Market Preferred Shares [(68.4%)]	(59,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$86,201

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

Municipal Notes (160.9%)

Alabama (2.7%)
$1,500	Courtland IDB Solid Waste Disp. Rev. (Champion Int’l Corp. Proj.), Ser. 1999, 6.00%, due 8/1/29	$1,506	ß
4,210	DCH Hlth. Care Au. Hlth. Care Fac. Rev., Ser. 2002, 5.25%, due 6/1/14	4,266
1,900	Selma IDB Rev. (Int’l Paper Co. Proj.), Ser. 2011-A, 5.38%, due 12/1/35	2,007	ß
		7,779
Arizona (8.3%)
1,465	Arizona Energy Management Svcs. LLC Energy Conservative Rev.	1,477	ß
	(Arizona St. Univ. Proj.-Main Campus), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/17 Pre-Refunded 7/1/12
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (Assured Guaranty Insured), 5.13%, due 9/1/21	5,663
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008-A, 5.00%, due 10/1/22	2,675
5,870	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.), Ser. 2008, 7.50%, due 5/1/19	6,867	ß
400	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%, due 7/1/24	436
1,840	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,983
1,155	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,234
1,750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	1,743
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	2,153
		24,231
California (22.6%)
1,530	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	1,569
2,250	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	2,378	ß
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union High Sch.), Ser. 2010, 5.13%, due 8/15/24	1,845
1,685	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	1,750
1,845	California St. G.O., Ser. 2005, 5.00%, due 3/1/19	2,011
1,500	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svcs. Cap East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/17	1,533

4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,592
1,240	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16 Pre-Refunded 4/1/13	1,300	ß
1,125	California Statewide CDA Rev. (California Baptist Univ. Proj.), Ser. 2007-A, 5.30%, due 11/1/18	1,257	ß
2,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/33	2,395
1,880	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Ser. 2003-A1, 6.25%, due 6/1/33	1,972
2,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	1,974	h
3,620	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured), 0.00%, due 8/1/24	2,062
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E,	3,715	d
	(Assured Guaranty Insured), 0.00%, due 8/1/29
2,080	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/18	2,150
5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 0.00%, due 8/1/34	4,638	e
2,060	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B,	1,680
	(National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/19
4,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/26	4,524
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B, 0.00%, due 8/1/34	1,539	f
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	741
2,000	San Francisco City & Co. Arpt. Commission Int’l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,252
6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A, 0.00%, due 8/1/32	3,613	g
3,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	3,331

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

$9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	$6,911	i
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009, (Assured Guaranty Insured), 0.00%, due 8/1/26	2,596
3,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	1,396	j

		65,724
Colorado (5.7%)
6,000	Colorado Ed. & Cultural Facs. Au. Rev. (Nat’l Jewish Federal Board Prog.), Ser. 2006-D1, (LOC: JP Morgan Chase Bank NA), 0.24%, due 7/1/36	6,000	µß
4,220	Colorado Springs Utils. Sys. Sub. Lien Ref. Rev., Ser. 2002-A, (AMBAC Insured), 5.38%, due 11/15/18	4,327
720	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 1991-D, (XLCA Insured), 7.75%, due 11/15/13	746
5,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/24	5,621
		16,694
District of Columbia (1.8%)
1,615	District of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured), 4.10%, due 12/1/26	1,713	ß
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2008-A, 5.50%, due 10/1/18	1,194
2,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2011-C, 5.00%, due 10/1/26	2,192
		5,099
Florida (2.0%)
1,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/26	1,092
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32 Pre-Refunded 8/15/19	1,432	ßØØ
2,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/25	2,241
1,000	Sarasota Co. Util. Sys. Ref. Rev., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/20 Pre-Refunded 10/1/12	1,021

		5,786
Georgia (2.6%)
4,575	Henry Co. Wtr. & Swr. Au. Ref. Rev., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.13%, due 2/1/17	4,788
2,710	Newnan Hosp. Au. Rev. Anticipation Cert. (Newnan Hosp., Inc. Proj.), Ser. 2002,	2,805	ß
	(National Public Finance Guarantee Corp. Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13
		7,593
Guam (2.5%)
1,220	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/20	1,397
650	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/21	742
2,550	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 6.00%, due 7/1/25	2,630
2,630	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	2,661
		7,430
Hawaii (2.6%)
5,200	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/24	5,384
2,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc. -Subsidiary), Ser. 2009, 6.50%, due 7/1/39	2,288	ß

		7,672

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

Illinois (13.5%)
$4,215	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	$4,284
180	Chicago G.O. (Unrefunded Bal.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 1/1/17	181
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,241
5,130	Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History), Ser. 2002, 4.30%, due 11/1/36 Putable 11/1/13	5,281	µß
1,875	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.00%, due 4/1/16	2,042	ß
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24	4,397	ß
3,795	Illinois Fin. Au. Rev. (Clare Oaks Proj.), Ser. 2006-A, 5.75%, due 11/15/16	1,177	Ñß
1,960	Illinois Fin. Au. Rev. (Navistar Int’l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	2,121	ß
5,840	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22	6,898	ß
3,000	Illinois Hlth. Fac. Au. Rev. (Loyola Univ. Hlth. Sys.) (Unrefunded Bal.), Ser. 1997-A,	3,359	ß
	(National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/14
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured), 5.50%, due 6/15/17	2,046
1,905	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC Insured), 0.00%, due 6/15/26	973
2,110	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%, due 6/1/26	2,230	ß
1,850	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%, due 1/1/31	2,140
		39,370
Indiana (8.3%)
4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D, 5.50%, due 8/1/29	4,426	ß
965	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17	1,006
320	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2002-B, 5.25%, due 2/1/18	330
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B, 5.00%, due 2/15/21	4,420	ß
2,050	Indiana Hlth. Fac. Fin. Au. Rev. (Hlth. Sys. Sisters of St. Francis), Ser. 2001, 5.35%, due 11/1/15	2,077	ß
1,000	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2003-B,	1,026
	(National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/18
1,065	Indiana St. Rec. Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/18	1,072
1,125	Indiana St. Rec. Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/19	1,132
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 5.75%, due 12/1/21	4,062
2,580	Indianapolis Local Pub. Imp. Rev. (Indianapolis Arpt. Au. Proj.), Ser. 2003-A, (AGM Insured), 5.63%, due 1/1/17	2,642
2,000	Jasper Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth. Care Ctr. Proj.), Ser. 2002, (Radian Insured), 5.50%, due 11/1/17	2,039	ß
		24,232
Iowa (4.3%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	1,094
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22	6,338
3,445	Iowa Std. Loan Liquidity Corp. Rev., Ser. 2011-A1, 5.00%, due 12/1/21	3,861
1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. G.O. (Merged Area X), Ser. 2007-1B, 5.00%, due 6/1/17	1,093

		12,386
Kentucky (0.8%)
2,250	Louisville & Jefferson Co. Reg. Arpt. Au. Spec. Facs. Rev. (AIRIS Louisville LLC Proj.), Ser. 1999-A, 5.50%, due 3/1/19	2,253	ß
10	Shelby Co. Lease Rev., Ser. 2004-A, (LOC: U.S. Bank), 0.24%, due 9/1/34	10	µ
		2,263

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

Louisiana (0.6%)
$1,500	Louisiana Local Gov’t Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2, 6.50%, due 11/1/35	$1,683	ß

Maine (0.8%)
2,400	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2005, 6.25%, due 1/1/25 Putable 2/1/17	2,411	µß

Maryland (1.2%)
1,000	Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Union Hosp. of Cecil Co.), Ser. 2002, 5.50%, due 7/1/14	1,008	ß
2,400	Prince Georges Co. Hsg. Au. Multifamily Rev. (Bristol Pines Apts. Proj.), Ser. 2005, (Fannie Mae Insured), 4.85%, due 12/15/38 Putable 12/15/23	2,536	µß

		3,544
Massachusetts (7.3%)
3,555	Massachusetts St. Ed. Financing Au. Rev., Ser. 2011-J, 5.00%, due 7/1/23	3,894
1,850	Massachusetts St. G.O., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.38%, due 1/1/18 Pre-Refunded 1/1/13	1,913
5,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/25	5,220
1,375	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 5.00%, due 12/1/30	1,442
1,025	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville Reg. Hosp.), Ser. 1998-C, 5.75%, due 7/15/13	1,027	ß
5,030	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	5,084
2,775	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (Unrefunded Bal. Rev. Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16	2,784

		21,364
Michigan (2.1%)
1,375	Macomb Co. New Haven Comm. Sch. Bldg. & Site G.O., Ser. 2002, 5.25%, due 5/1/17 Pre-Refunded 11/1/12	1,409
2,000	Oakland Co. Econ. Dev. Corp. Ltd. Oblig. Rev. (Michigan Motion Picture Studios Proj. Rec. Zone), Ser. 2010-A, 7.00%, due 8/1/40	2,081
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	1,976
555	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	563
		6,029
Minnesota (2.5%)
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,220	ß
2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children’s Hlth. Care Facs.), Ser. 2010-A1, (AGM Insured), 4.50%, due 8/15/24	2,515	ß
2,540	St. Paul Port Au. Lease Rev. (Office Bldg.), Ser. 2002, 5.00%, due 12/1/17	2,604
		7,339
Mississippi (1.7%)
4,000	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	4,397	ß
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	572	ß
		4,969
Missouri (5.7%)
3,495	Bi State Dev. Agcy. Metro. Dist. Rev. (Metrolink Cross Co. Proj.), Ser. 2002-B, (AGM Insured), 5.25%, due 10/1/16	3,725
1,710	Boone Co. Hosp. Ref. Rev. (Christian Hlth. Svc. Dev.), Ser. 2002, 5.05%, due 8/1/20	1,717	ßØØ

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

$2,425	Branson Dev. Fin. Board Infrastructure Fac. Board Rev., Ser. 2003-A, 5.00%, due 12/1/17 Pre-Refunded 12/1/12	$2,493
570	Branson Ind. Dev. Au. Tax Increment Rev. (Branson Landing-Retail Proj.), Ser. 2005, 5.25%, due 6/1/21	544
1,250	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16 Pre-Refunded 1/1/13	1,294
750	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Unrefunded Bal. Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16	774
2,275	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children’s Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	2,492	ß
245	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-II, (FHA Insured), 5.25%, due 12/1/16	245	k
110	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-III, (FHA Insured), 5.05%, due 12/1/15	110
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%, due 4/1/26	3,304
		16,698
Nevada (2.0%)
1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	1,794
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	4,011
		5,805
New Hampshire (1.0%)
2,600	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Dartmouth-Hitchcock Clinic), Ser. 2009, 5.00%, due 8/1/19	2,825	ß
New Jersey (3.3%)
2,450	New Jersey Econ. Dev. Au. Rev. (Continental Airlines Inc., Proj.), Ser. 1999, 6.40%, due 9/15/23	2,458	ß
6,900	New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology), Ser. 2002-C, 5.25%, due 7/1/17 Pre-Refunded 7/1/13	7,295	ß
		9,753
New York (7.5%)
465	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	488
2,580	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/14	2,640	ß
60	New York G.O., Ser. 2002-C, 5.50%, due 8/1/15 Pre-Refunded 2/1/13	62
3,190	New York G.O. (Unrefunded Bal.), Ser. 2002-C, 5.50%, due 8/1/15	3,310
1,100	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
1,700	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/20 Pre-Refunded 3/15/13	1,776
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/33	4,363	ß
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	2,115
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,376
1,435	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/23	1,596	Ø
3,000	Tobacco Settlement Fin. Corp., Ser. 2003-B-1C, 5.50%, due 6/1/21	3,158
		21,884
North Carolina (2.4%)
5,250	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2009-A, 5.00%, due 1/1/26	5,866
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,152
		7,018
North Dakota (1.4%)
4,100	Fargo Hlth. Sys. Rev. (Meritcare Obligated Group), Ser. 2002-A, (AMBAC Insured), 5.63%, due 6/1/17 Pre-Refunded 6/1/12	4,116	ß

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

Ohio (0.8%)
$2,060	Cleveland Arpt. Sys. Rev. Ref., Ser. 2012-A, 5.00%, due 1/1/27	$2,229
Pennsylvania (5.9%)
565	Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003, 5.25%, due 7/1/18 Pre-Refunded 7/1/13	598
435	Delaware River Joint Toll Bridge Comm. Sys. Rev. (Unrefunded Bal.), Ser. 2003, 5.25%, due 7/1/18	450
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	2,129	ß
5,000	Montgomery Co. Higher Ed. & Hlth. Au. Hosp. Rev. (Abington Mem. Hosp. Proj.), Ser. 2002-A, 5.00%, due 6/1/19	5,065	ß
3,430	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	3,382
2,625	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A, 5.00%, due 11/1/24	2,949	ß
1,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	921	b
275	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 4.00%, due 4/1/17	276	ß
895	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.00%, due 4/1/22	905	ß
415	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.50%, due 4/1/27	419	ß
		17,094
Puerto Rico (4.9%)
6,000	Puerto Rico Commonwealth Aqueduct & Swr. Au. Sr. Lien Rev., Ser. 2012-A, 4.25%, due 7/1/25	5,928
7,000	Puerto Rico Commonwealth G.O. Ref. (Pub. Imp.), Ser. 2012-A, 5.50%, due 7/1/26	7,554
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	770
		14,252
South Carolina (0.8%)
2,140	Mt. Pleasant Town Waterworks & Swr. Sys. Ref. & Imp. Rev., Ser. 2002,	2,195
	(National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17
Tennessee (2.9%)
1,655	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev., Ser. 2002-A, (AGM Insured),	1,712
	5.50%, due 1/1/18 Pre-Refunded 1/1/13
1,360	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev. (Unrefunded Bal.), Ser. 2002-A, (AGM Insured), 5.50%, due 1/1/18	1,380
2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	3,195
2,000	Tennessee St. Energy Acquisition Corp. Gas Rev., Ser. 2006-A, 5.25%, due 9/1/23	2,212
		8,499
Texas (12.1%)
4,145	Anson Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at Dallas-Waterview Park Proj.), Ser. 2002, (ACA Insured), 5.00%, due 1/1/23	3,849	ß
3,600	Corpus Christi Tax & Muni. Hotel Occupancy Tax G.O., Ser. 2002, (AGM Insured), 5.50%, due 9/1/17	3,660
1,935	Dallas-Fort Worth Int’l Arpt. Imp. Rev., Ser. 2004-B, (AGM Insured), 5.50%, due 11/1/18	2,107
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008-B, 5.00%, due 10/1/19 Pre-Refunded 10/1/18	2,857
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	3,118
2,210	Harris Co. Toll Road Sr. Lien Rev. (Unrefunded Bal.), Ser. 2002, (AGM Insured), 5.38%, due 8/15/16 Pre-Refunded 8/15/12	2,243
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	616	ß
3,235	Houston Arpt. Sys. Sub. Lien. Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/16	3,237
650	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 4.00%, due 2/15/22	650	ßØ
1,000	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 5.00%, due 2/15/32	1,020	ßØ
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,185
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,572
950	Northwest Texas Independent Sch. Dist. Sch. Bldg., Ser. 2002, (PSF Insured), 5.50%, due 8/15/17 Pre-Refunded 2/15/13	989

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

$50	Northwest Texas Independent Sch. Dist. Sch. Bldg. (Unrefunded Bal.), Ser. 2002, (PSF Insured), 5.50%, due 8/15/17	$52
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev., (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	552	ß
910	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19 Pre-Refunded 9/1/12	926
1,000	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev. (Unrefunded Bal.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19	1,008
85	Texas Std. Hsg. Corp. Std. Hsg. Rev. (Midwestern St. Univ. Proj.), Ser. 2002, 5.50%, due 9/1/12	86
1,000	Trinity River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 2/1/16 Pre-Refunded 2/1/13	1,039
1,085	Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg. Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13	1,136	ß
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,276
		35,178
Utah (2.2%)
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,465	ß
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,357
500	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.00%, due 7/1/20	527
450	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.25%, due 7/1/21	480
650	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.45%, due 7/1/22	692
		6,521
Virginia (1.1%)
2,620	Peninsula Ports Au. Res. Care Fac. Ref. Rev. (VA Baptist Homes), Ser. 2006-C, 5.25%, due 12/1/21	2,089	ß
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22	1,026	ß

		3,115
Washington (5.7%)
6,250	Port of Seattle Sub. Lien Rev., Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/16 Pre-Refunded 9/1/12	6,351
1,600	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	1,745
1,000	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2003, 6.00%, due 12/1/23	1,038
1,625	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2003, 6.00%, due 12/1/18	1,708	ØØ
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	2,719	ß
3,125	Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem. Hosp. Assoc.), Ser. 2002, (ACA Insured), 5.00%, due 12/1/17	3,147	ß
		16,708
West Virginia (0.4%)
1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	1,203

Wisconsin (4.4%)
595	Badger Tobacco Asset Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 6.13%, due 6/1/27 Pre-Refunded 6/1/12	598
1,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/35	1,180	ß
1,225	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/39	1,310	ß
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Franciscan Sisters Hlth. Care), Ser. 2007, 5.00%, due 9/1/14	1,079	ß
5,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 2008-B3, 5.00%, due 10/1/30	5,463	ß
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,297	ß
		12,927

See Notes to Schedule of Investments

(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

Wyoming (1.7%)
$4,895	Wyoming Comm. Dev. Au. Hsg. Rev., Ser. 2006-6, 5.00%, due 12/1/21	$5,013
Other (0.8%)
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	2,383	#
	Total Investments (160.9%) (Cost $443,964)	469,014	##
	Cash, receivables and other assets, less liabilities (0.6%)	1,838
	Liquidation Value of Auction Market Preferred Shares [(61.5%)]	(179,400)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$291,452

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
(Unaudited)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

Municipal Notes (165.0%)

Arizona (0.7%)
$500	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$498
California (4.6%)
3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/24	1,852
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,606
		3,458
Guam (3.7%)
500	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	528
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,012
1,135	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,281
		2,821
Illinois (1.0%)
715	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	727
Massachusetts (1.4%)
1,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 5.00%, due 12/1/30	1,049
Nevada (1.5%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,131
New York (136.4%)
3,000	Albany IDA Civic Fac. Rev. (Charitable Leadership Foundation Ctr. for Med. Science Proj.), Ser. 2002-A, 6.00%, due 7/1/19	1,777	Ñß‡
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	517	ß
1,000	Dutchess Co. IDA Civic Fac. Ref. Rev. (Marist College Proj.), Ser. 2003-A, 5.15%, due 7/1/17	1,016	ß
1,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/21	1,188	Ø
1,000	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25	1,151
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,713	ß
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (BHAC Insured), 5.00%, due 12/1/21	1,184
535	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	562
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. of Rochester), Ser. 2005, 5.00%, due 8/1/15	1,092	ßØØ
980	Monroe Co. IDA Std. Hsg. Rev. (Collegiate Hsg. Foundation—Rochester Institute of Technology Proj.), Ser. 1999-A, 5.25%, due 4/1/19	980	ß
1,000	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	1,027
1,000	Monroe Co. Pub. Imp. Ref. G.O., Ser. 1996, 6.00%, due 3/1/13	1,042
1,000	Nassau Co. IDA Civic Fac. Rev. (Cold Spring Harbor Laboratory), Ser. 2008, (LOC: JP Morgan Chase), 0.23%, due 1/1/42	1,000	µß
200	Nassau Co. IDA Civic Fac. Rev. Ref. & Impt. (Cold Spring Harbor Laboratory), Ser. 1999, (LOC: TD Bank N.A.), 0.23%, due 1/1/34	200	µß
1,125	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	994	ß
30	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16 Pre-Refunded 8/1/12	30
970	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16	983
100	New York City G.O., Ser. 2006-I3, (LOC: Bank of America), 0.25%, due 4/1/36	100	µ
950	New York City G.O., Ser. 2009-B, 5.00%, due 8/1/22	1,122
1,000	New York City G.O., Ser. 2009-E, 5.00%, due 8/1/21	1,192
4,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2002-E2, 5.05%, due 11/1/23	4,016

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

$1,000	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/15	$1,027	ß
1,030	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/17	1,051	ß
2,920	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	2,926	ß
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19 Putable 1/1/16	2,154	µß
960	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 1992-A, (AMBAC Insured), 5.88%, due 6/15/13	1,020
800	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2006-CC2, (LOC: Bank of Nova Scotia), 0.27%, due 6/15/38	800	µ
2,000	New York City Transitional Fin. Au. (Future Tax Secured), Subser. 2002-C2, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.24%, due 8/1/31	2,000	µ
2,025	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2002-C, (AMBAC Insured), 5.25%, due 8/1/17 Pre-Refunded 8/1/12	2,050
840	New York City Transitional Fin. Au. Rev. (NYC Rec.), Ser 2002-1D, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.24%, due 11/1/22	840	µ
1,360	New York City Transitional Fin. Au. Rev. (NYC Rec.), Ser 2002-3B, (LOC: Wells Fargo Bank N.A.), 0.23%, due 11/1/22	1,360	µ
1,000	New York City Transitional Fin. Au. Rev. (NYC Rec.), Ser. 2002-1C, (LOC: JP Morgan Chase), 0.27%, due 11/1/22	1,000	µ
660	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
2,000	New York St. Dorm. Au. Court Fac. Lease Rev. (New York City Issue), Ser. 2003-A, 5.50%, due 5/15/17 Pre-Refunded 5/15/13	2,109
1,675	New York St. Dorm. Au. Insured Rev. (Long Island Univ.), Ser. 2003-A, (Radian Insured), 5.25%, due 9/1/15	1,690	ß
1,600	New York St. Dorm. Au. Insured Rev. (The Culinary Institute of America), Ser. 1999, (National Public Finance Guarantee Corp. Insured), 5.38%, due 7/1/15	1,607	ß
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,111	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
1,125	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	1,276
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/21	1,982	ß
500	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	518	ß
2,855	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	3,042	ß
2,410	New York St. Dorm. Au. Rev. (Rochester Institute of Technology Proj.), Ser. 2002-A, (AMBAC Insured), 5.25%, due 7/1/19 Pre-Refunded 7/1/12	2,430	ß
1,000	New York St. Dorm. Au. Rev. (Sch. Dist. Financing Proj.), Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.75%, due 10/1/17	1,021
2,445	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Banks), 4.60%, due 7/1/16	2,447	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009, 5.00%, due 7/1/24	537	ß
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	1,026	ß
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/24	1,789	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 4.38%, due 5/1/26	2,115	ß
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A, 5.00%, due 7/1/20	1,102	ß
975	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B, 5.25%, due 7/1/24	1,069	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John’s Univ.), Ser. 2007-C,	2,379	ß
	(National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/19
2,600	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/17 Pre-Refunded 3/15/13	2,716
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,693
1,230	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/23	1,392

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT (000’s omitted)	SECURITY	VALUE† (000’s omitted)z

$1,295	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/24	$1,467
1,475	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2007-B, 5.00%, due 4/1/20	1,705
1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B, 5.00%, due 4/1/19	1,329
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,485
965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	1,157
1,375	New York Tobacco Settlement Fin. Corp., Ser. 2003-B1C, 5.50%, due 6/1/22	1,447
640	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/25	698	Ø
300	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/26	325	Ø
1,715	Niagara Co. IDA Civic Fac. Rev. (Niagara Univ. Proj.), Ser. 2001-A, (Radian Insured), 5.50%, due 11/1/16	1,737	ß
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,192	ß
3,000	Port Au. of NY & NJ Rev. Consolidated Bonds, Ser. 2002, (AMBAC Insured), 5.50%, due 12/15/12	3,048
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	1,091	ß
1,575	Syracuse IDA Civic Fac. Rev. (Syracuse Univ. Proj.), Ser. 2008-A2, (LOC: JP Morgan Chase), 0.24%, due 12/1/37	1,575	µß
1,570	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/24	1,690
2,000	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23	2,309
1,535	Ulster Co. Res. Rec. Agcy. Solid Waste Sys. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	1,582
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,622
1,000	Westchester Co. IDA Continuing Care Retirement Comm. Rev. (Kendal on Hudson Proj.),	1,004	µß
	Ser. 2003-B, 6.50%, due 1/1/34 Putable 1/1/13
		102,879
Pennsylvania (2.4%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	1,842	bØØ

Puerto Rico (10.2%)
2,000	Puerto Rico Commonwealth Aqueduct & Swr. Au. Sr. Lien Rev., Ser. 2012-A, 4.25%, due 7/1/25	1,976
1,500	Puerto Rico Commonwealth Gov’t Dev. Bank, Ser. 1985, (National Public Finance Guarantee Corp. Insured), 4.75%, due 12/1/15	1,539
1,050	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (XLCA Insured), 5.50%, due 7/1/17	1,188
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	770
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/16	1,066	ß
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/24	1,118
		7,657
Tennessee (0.7%)
500	Tennessee St. Energy Acquisition Corp. Gas Rev., Ser. 2006-A, 5.25%, due 9/1/23	553
Texas (2.4%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010, 5.25%, due 11/1/40	1,807	ß
	Total Investments (165.0%) (Cost $121,124)	124,422	##
	Liabilities, less cash, receivables and other assets [(1.0%)]	(752)
	Liquidation Value of Auction Market Preferred Shares [(64.0%)]	(48,250)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$75,420

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by each of Neuberger Berman California Intermediate Municipal Fund Inc. (“California”), Neuberger Berman Intermediate Municipal Fund Inc. (“Intermediate”), and Neuberger Berman New York Intermediate Municipal Fund Inc. (“New York”) (each individually a “Fund” and collectively, the “Funds”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 inputs used by an independent pricing service to value municipal securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (each Fund’s Board of Directors, a “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont’d)

The following is a summary, categorized by Level, of inputs used to value the Funds’ investments as of April 30, 2012:

Asset Valuation Inputs (000’s omitted)	Level 1	Level 2	Level 3	Total
California
Investments:
Municipal Notes^	$—	$145,505	$—	$145,505
Total Investments	—	145,505	—	145,505
Intermediate
Investments:
Municipal Notes^	—	469,014	—	469,014
Total Investments	—	469,014	—	469,014
New York
Investments:
Municipal Notes^	—	124,422	—	124,422
Total Investments	—	124,422	—	124,422

^	The Schedule of Investments provides information on the state categorization for the portfolio.

The Funds had no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

##	At April 30, 2012, selected fund information on a U.S. federal income tax basis was as follows:

(000’s omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$139,632	$6,642	$769	$5,873
Intermediate	443,970	30,687	5,643	25,044
New York	121,127	5,474	2,179	3,295

ß	Security is guaranteed by the corporate or non-profit obligor.

Ñ
These securities have been deemed by the investment manager to be illiquid. At April 30, 2012, these securities amounted to $1,177,000 or 0.4% of net assets applicable to common shareholders for Intermediate and $1,777,000 or 2.4% of net assets applicable to common shareholders for New York.

Ø
All or a portion of this security was purchased on a when-issued basis. At April 30, 2012, these securities amounted to $2,175,000 or 2.5% of net assets applicable to common shareholders for California, $3,266,000 or 1.1% of net assets applicable to common shareholders for Intermediate and $2,211,000 or 2.9% of net assets applicable to common shareholders for New York.

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2012, and at their final maturity dates.

b	Currently a zero coupon security; will convert to 6.00% on December 1, 2015.

c	Currently a zero coupon security; will convert to 6.50% on December 1, 2015.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont’d)

d	Currently a zero coupon security; will convert to 5.50% on August 1, 2021

e	Currently a zero coupon security; will convert to 6.38% on August 1, 2016.

f	Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

g	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

h	Currently a zero coupon security; will convert to 6.75% on August 1, 2015.

i	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

j	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

k	Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

z	A zero balance may reflect actual amounts rounding to less than $1,000.

‡	Security had an event of default.

#
Restricted security subject to restrictions on resale under federal securities laws. Securities were purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be illiquid. At April 30, 2012, these securities amounted to approximately $2,383,000 or 0.8% of net assets applicable to common shareholders for Intermediate and approximately $0 or 0.0% of net assets applicable to common shareholders for New York.

(000’s omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of April 30, 2012	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of April 30, 2012
Intermediate	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	$1,100	0.4%	$0	0.0%
	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	10/2/2006	3,000	1.0	2,383	0.8
New York	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	660	0.9	0	0.0

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman
(000’s omitted except per share amounts)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	April 30, 2012	April 30, 2012	April 30, 2012
Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers	$145,505	$469,014	$124,422
Cash	460	30	37
Interest receivable	1,887	6,703	1,856
Receivable for securities sold	25	—	—
Prepaid expenses and other assets	10	19	10
Total Assets	147,887	475,766	126,325
Liabilities
Distributions payable—preferred shares	6	16	5
Distributions payable—common shares	375	1,311	329
Payable for securities purchased	2,171	3,259	2,205
Payable to investment manager—net (Note B)	24	77	20
Payable to administrator (Note B)	36	115	30
Accrued expenses and other payables	74	136	66
Total Liabilities	2,686	4,914	2,655
Auction Market Preferred Shares Series A & B at liquidation value
3,000, 8,000 and 3,000 shares authorized, 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and New York, respectively;
$.0001 par value, $25,000 liquidation value per share (Note A)	59,000	179,400	48,250
Net Assets applicable to Common Shareholders at value	$86,201	$291,452	$75,420
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$78,719	$267,296	$72,005
Undistributed net investment income (loss)	2,384	9,233	1,631
Accumulated net realized gains (losses) on investments	(775)	(10,127)	(1,514)
Net unrealized appreciation (depreciation) in value of investments	5,873	25,050	3,298
Net Assets applicable to Common Shareholders at value	$86,201	$291,452	$75,420
Common Shares Outstanding ($.0001 par value; 999,997,000, 999,992,000 and 999,997,000 shares authorized for California, Intermediate and New York, respectively)	5,512	18,722	5,058
Net Asset Value Per Common Share Outstanding	$15.64	$15.57	$14.91
*Cost of Investments	$139,632	$443,964	$121,124

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman
(000’s omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012
Investment Income:
Income (Note A):
Interest income	$3,079	$10,930	$2,606
Expenses:
Investment management fees (Note B)	179	579	153
Administration fees (Note B)	215	695	183
Auction agent fees (Note A)	43	135	35
Audit fees	28	28	28
Basic maintenance expense (Note A)	12	12	12
Custodian fees (Note A)	37	78	32
Insurance expense	4	11	3
Legal fees	21	71	14
Shareholder reports	17	30	17
Stock exchange listing fees	1	3	1
Stock transfer agent fees	9	9	9
Directors’ fees and expenses	26	26	26
Miscellaneous	11	14	12
Total expenses	603	1,691	525
Investment management fees waived (Note B)	(36)	(116)	(31)
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—
Total net expenses	567	1,575	494
Net investment income (loss)	$2,512	$9,355	$2,112
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	9	292	(4)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,812	11,658	2,032
Net gain (loss) on investments	2,821	11,950	2,028
Distributions to Preferred Shareholders	(64)	(199)	(55)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$5,269	$21,106	$4,085

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
(000’s omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND		INTERMEDIATE MUNICIPAL FUND
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$2,512	$5,441	$9,355	$18,669
Net realized gain (loss) on investments	9	240	292	698
Change in net unrealized appreciation (depreciation) of investments	2,812	(1,889)	11,658	(4,684)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(64)	(197)	(199)	(598)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	5,269	3,595	21,106	14,085
Distributions to Common Shareholders From (Note A):
Net investment income	(2,248)	(4,496)	(7,858)	(15,682)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	53	22	688	212
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	3,074	(879)	13,936	(1,385)
Net Assets Applicable to Common Shareholders:
Beginning of period	83,127	84,006	277,516	278,901
End of period	$86,201	$83,127	$291,452	$277,516
Undistributed net investment income (loss) at end of period	$2,384	$2,184	$9,233	$7,935

See Notes to Financial Statements

	NEW YORK INTERMEDIATE MUNICIPAL FUND
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$2,112	$4,476
Net realized gain (loss) on investments	(4)	(7)
Change in net unrealized appreciation (depreciation) of investments	2,032	(2,182)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(55)	(161)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	4,085	2,126
Distributions to Common Shareholders From (Note A):
Net investment income	(1,971)	(3,937)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	175	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	2,289	(1,811)
Net Assets Applicable to Common Shareholders:
Beginning of period	73,131	74,942
End of period	$75,420	$73,131
Undistributed net investment income (loss) at end of period	$1,631	$1,545

Notes to Financial Statements Intermediate Municipal
Closed-End Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: The Funds were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds’ Schedule of Investments.

3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4
Income tax information: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of April 30, 2012, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, capital loss carryforwards expiring and differing characterization of distributions made by each Fund as a whole.

As determined on October 31, 2011, permanent differences resulting primarily from different book and tax accounting for expiration of capital loss carryforwards were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value (“NAV”) or NAV per share of each Fund.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2011	2010	2011	2010	2011	2010
California	$4,620,617	$4,663,999	$72,367	$22,209	$4,692,984	$4,686,208
Intermediate	15,974,776	15,934,271	305,243	266,542	16,280,019	16,200,813
New York	4,084,675	4,083,442	13,214	8,576	4,097,889	4,092,018

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
California	$2,560,723	$—	$—	$3,060,585	$(783,685)	$4,837,623
Intermediate	9,245,003	—	—	13,386,051	(10,412,873)	12,218,181
New York	1,879,028	—	—	1,262,406	(1,506,210)	1,635,224

The differences between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, capital loss carryforwards and for Intermediate and New York, defaulted bond income adjustments.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Under current tax law, the use of a fund’s capital loss carryforwards to offset future gains may be limited. As determined at October 31, 2011 each Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2012	2013	2014	2015	2016	2017	2018
California	$—	$—	$—	$—	$—	$783,685	$—
Intermediate	139,567	58,816	—	126,780	232,566	9,552,881	302,263
New York	156,636	18,838	—	—	269,555	1,053,807	7,374

During the year ended October 31, 2011, California and Intermediate utilized capital loss carryforwards of $240,263 and $698,764, respectively. During the year ended October 31, 2011, New York had capital loss carryforwards expire of $237,642.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

5
Distributions to common shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common shareholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

On May 15, 2012, each Fund declared a monthly distribution to common shareholders payable June 15, 2012, to shareholders of record on May 31, 2012, with an ex-date of May 29, 2012 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

On June 15, 2012, each Fund declared a monthly distribution to common shareholders payable July 16, 2012, to shareholders of record on June 29, 2012, with an ex-date of June 27, 2012 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

6
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

7	Financial leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares (“AMPS”), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by a Fund, but excluding interest thereon (“Liquidation Value”). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund’s AMPS Series A and every 28 days for each Fund’s AMPS Series B, unless in a special rate period.

In the absence of a special rate period, distribution rates are reset every 7 days for each Fund’s AMPS Series A, based on the results of an auction. For the six months ended April 30, 2012, distribution rates ranged from:

Distribution Rate
California	0.11% – 0.38%
Intermediate	0.11% – 0.40%
New York	0.11% – 0.38%

In the absence of a special rate period, distribution rates are reset every 28 days for each Fund’s AMPS Series B, based on the results of an auction. For the six months ended April 30, 2012, distribution rates ranged from:

Distribution Rate
California	0.11% – 0.32%
Intermediate	0.11% – 0.34%
New York	0.11% – 0.36%

The Funds declared distributions to AMPS shareholders for the period May 1, 2012 to May 31, 2012 for each series of the AMPS as follows:

	Series A Shares	Series B Shares
California	$8,439	$8,281
Intermediate	25,885	25,503
New York	6,879	6,859

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. In the Funds’ regularly scheduled auctions, more AMPS were submitted for sale than there were offers to buy. This meant that these auctions “failed to clear,” and that preferred shareholders who wanted to sell their AMPS in these auctions were unable to do so. When a failed auction of AMPS occurs, the distribution rate for AMPS resets to a maximum rate, which is 110% of the base rate (the base rate is the greater of an “AA” rated composite commercial paper rate or the taxable equivalent of a short-term municipal bond rate) as a result of the failed auctions. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Funds nor have they affected the credit quality of the AMPS. The Funds have paid, and continue to pay, distributions on their AMPS that are set at the maximum rate as a result of the failed auctions. If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Funds’ returns for common shareholders could be adversely affected. The Funds continue to monitor the developments in the AMPS market.

The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund’s charter. The holders of a Fund’s AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8
Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds’ securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9
Indemnifications: Like many other companies, the Funds’ organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

10
Arrangements with certain non-affiliated service providers: Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2012, the impact of this arrangement was a reduction of expenses of $256, $443, and $172 for California, Intermediate, and New York, respectively.

In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% for each successful auction, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its AMPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the AMPS. “Discounted value” refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street Bank and Trust Company (“State Street”) for the preparation of this report which is reflected in the Statements of Operations under the caption “Basic maintenance expense.”

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

In connection with the tender offer program, more fully described in Note E, Management has agreed to voluntarily extend for one year the contractual fee waivers that had been in place, so that the total effective fee waiver as a percentage of average daily Managed Assets for each Fund would be:

Year Ended October 31,	% of Average Daily Managed Assets
2012	0.05

For the six months ended April 30, 2012, such waived fees amounted to $35,841, $115,757, and $30,566 for California, Intermediate, and New York, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC (“Neuberger”) is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ((“NBG”) and together with its consolidated subsidiaries (“NB Group”)). NBSH Acquisition, LLC (“NBSH”), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 54% of NBG’s common units, and Lehman Brothers Holdings Inc. (“LBHI”) and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining 46% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April, 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

Note C—Securities Transactions:

During the six months ended April 30, 2012, there were purchase and sale transactions of long-term securities as follows:

(000’s omitted)	Purchases	Sales
California	$21,278	$16,551
Intermediate	92,595	80,245
New York	6,483	3,160

Note D—Capital:

At April 30, 2012, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	5,512,415	7,820
Intermediate	18,721,547	7,862
New York	5,058,476	7,851

Transactions in common shares for the six months ended April 30, 2012 and for the year ended October 31, 2011, were as follows:

	Shares Issued on Reinvestment of Dividends and Distributions		Net Increase/(Decrease) in Common Shares Outstanding
	2012	2011	2012	2011
California	3,418	1,520	3,418	1,520
Intermediate	45,154	14,410	45,154	14,410
New York	11,827	—	11,827	—

Note E—Tender Offer Program:

In 2009, each Fund’s Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period (each, a “Tender Offer Program”). Under each Tender Offer Program, if a Fund’s common shares traded at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would have conducted a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired.

During the initial measurement period under its Tender Offer Program, each of Intermediate’s and New York’s common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, each of Intermediate and New York did not conduct a tender offer. During the initial measurement period under its Tender Offer Program, however, California’s common shares traded at an average daily discount to NAV per share of greater than 10%. As a result, California conducted a tender offer for up to 10% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, California accepted for purchase 611,942 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $14.15 per share, representing 98% of the NAV per share on October 16, 2009.

During each Fund’s second measurement period under its Tender Offer Program, each Fund’s common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, each Fund did not conduct a tender offer. During each Fund’s third measurement period under its Tender Offer Program, each Fund’s common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, each Fund did not conduct a tender offer. During each Fund’s fourth and final measurement period under its Tender Offer Program, each Fund’s common shares traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, each Fund did not conduct a tender offer.

In connection with each Fund’s adoption of its Tender Offer Program in 2009, Management agreed to voluntarily extend for one year the contractual fee waivers then in place for each Fund to offset some of the expenses associated with, or possible increases in each Fund’s expense ratio resulting from, the tender offers (see Note B for additional disclosure). Each Board retained the ability, consistent with its fiduciary duty, to opt out of its Tender Offer Program should circumstances arise that the Board believed could cause a material negative effect on its Fund or its Fund’s shareholders.

Note F—Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU No. 2011-04 amends ASC 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. It will not affect the fair valuation of the Funds’ investments, but rather the quantitative and qualitative disclosures in the financial statements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of the adoption of ASU No. 2011-04 on the Funds’ financial statement disclosures.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended April 30,		Year Ended October 31,
	2012 (Unaudited)		2011	2010	2009	2008	2007
Common Share Net Asset Value, Beginning of Period	$15.09		$15.25	$14.41	$12.99	$14.60	$15.00
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.46		.99	.98	.88	.92	.94
Net Gains or Losses on Securities (both realized and unrealized)	.51		(.29)	.71	1.22	(1.58)	(.35)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.01)		(.04)	(.04)	(.08)	(.31)	(.30)
Total From Investment Operations Applicable to Common Shareholders	.96		.66	1.65	2.02	(.97)	.29
Less Distributions to Common Shareholders From:
Net Investment Income	(.41)		(.82)	(.81)	(.66)	(.64)	(.69)
Accretive Effect of Tender Offer	—		—	—	.06	—	—
Common Share Net Asset Value, End of Period	$15.64		$15.09	$15.25	$14.41	$12.99	$14.60
Common Share Market Value, End of Period	$16.21		$14.68	$14.56	$13.14	$10.73	$13.08
Total Return, Common Share Net Asset Value†	6.41	%**	4.77%	12.07%	17.12%	(6.39)%	2.16%
Total Return, Common Share Market Value†	13.37	%**	6.75%	17.34%	29.29%	(13.69)%	(6.29)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$86.2		$83.1	$84.0	$79.3	$88.3	$99.3
Preferred Shares Outstanding, End of Period (in millions)	$59.0		$59.0	$59.0	$59.0	$59.0	$59.0
Preferred Shares Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.43	%*	1.46%	1.59%	1.59%	1.34%	1.34%
Ratio of Net Expenses‡	1.34	%*	1.29%	1.33%	1.34%	1.02%	.94%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	5.93	%*	6.68%	6.60%	6.51%	6.45%	6.36%
Portfolio Turnover Rate	12	%**	16%	23%	27%	14%	3%
Asset Coverage Per Preferred Share, End of Period@	$61,529		$60,224	$60,597	$58,620	$62,432	$67,108

See Notes to Financial Highlights

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended April 30,		Year Ended October 31,
	2012 (Unaudited)		2011	2010	2009	2008	2007
Common Share Net Asset Value, Beginning of Period	$14.86		$14.94	$14.15	$13.01	$14.55	$14.91
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.50		1.00	.99	.95	.97	.98
Net Gains or Losses on Securities (both realized and unrealized)	.64		(.21)	.67	.91	(1.53)	(.35)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.01)		(.03)	(.04)	(.08)	(.33)	(.32)
Total From Investment Operations Applicable to Common Shareholders	1.13		.76	1.62	1.78	(.89)	.31
Less Distributions to Common Shareholders From:
Net Investment Income	(.42)		(.84)	(.83)	(.67)	(.65)	(.67)
Accretive Effect of Tender Offer	—		—	—	.03	—	—
Common Share Net Asset Value, End of Period	$15.57		$14.86	$14.94	$14.15	$13.01	$14.55
Common Share Market Value, End of Period	$16.13		$14.75	$14.80	$13.01	$11.00	$12.86
Total Return, Common Share Net Asset Value†	7.67	%**	5.51%	11.89%	14.73%	(5.87)%	2.48%
Total Return, Common Share Market Value†	12.38	%**	5.71%	20.56%	24.76%	(9.95)%	(5.03)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$291.5		$277.5	$278.9	$263.6	$269.3	$301.3
Preferred Shares Outstanding, End of Period (in millions)	$179.4		$179.4	$179.4	$179.4	$179.4	$179.4
Preferred Shares Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.19	%*	1.22%	1.30%	1.33%	1.19%	1.18%
Ratio of Net Expenses‡	1.11	%*	1.05%	1.05%	1.08%	.86%	.78%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.57	%*	6.92%	6.75%	6.98%	6.80%	6.65%
Portfolio Turnover Rate	17	%**	23%	26%	40%	8%	4%
Asset Coverage Per Preferred Share, End of Period@	$65,617		$63,673	$63,870	$61,743	$62,606	$67,027

See Notes to Financial Highlights

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended April 30,		Year Ended October 31,
	2012 (Unaudited)		2011	2010	2009	2008	2007
Common Share Net Asset Value, Beginning of Period	$14.49		$14.85	$14.07	$12.73	$14.34	$14.69
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.42		.89	.92	.89	.94	.95
Net Gains or Losses on Securities (both realized and unrealized)	.40		(.44)	.67	1.16	(1.60)	(.33)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.01)		(.03)	(.04)	(.08)	(.31)	(.30)
Total From Investment Operations Applicable to Common Shareholders	.81		.42	1.55	1.97	(.97)	.32
Less Distributions to Common Shareholders From:
Net Investment Income	(.39)		(.78)	(.77)	(.66)	(.64)	(.67)
Accretive Effect of Tender Offer	—		—	—	.03	—	—
Common Share Net Asset Value, End of Period	$14.91		$14.49	$14.85	$14.07	$12.73	$14.34
Common Share Market Value, End of Period	$15.37		$13.76	$14.95	$12.88	$10.57	$12.99
Total Return, Common Share Net Asset Value†	5.62	%**	3.25%	11.43%	16.74%	(6.50)%	2.50%
Total Return, Common Share Market Value†	14.66	%**	(2.61)%	22.54%	28.71%	(14.30)%	(6.58)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$75.4		$73.1	$74.9	$70.7	$71.1	$80.0
Preferred Shares Outstanding, End of Period (in millions)	$48.3		$48.3	$48.3	$48.3	$48.3	$48.3
Preferred Shares Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.41	%*	1.46%	1.55%	1.62%	1.41%	1.40%
Ratio of Net Expenses‡	1.33	%*	1.29%	1.30%	1.37%	1.09%	1.00%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	5.69	%*	6.21%	6.37%	6.70%	6.64%	6.56%
Portfolio Turnover Rate	3	%**	16%	29%	33%	10%	1%
Asset Coverage Per Preferred Share, End of Period@	$64,080		$62,895	$63,835	$61,627	$61,892	$66,496

See Notes to Financial Highlights

Notes to Financial Highlights Intermediate Municipal Closed-End Funds
(Unaudited)

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡
After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
California	1.34%	1.29%	1.34%	1.34%	1.03%	.94%
Intermediate	1.11%	1.05%	1.05%	1.09%	.87%	.79%
New York	1.33%	1.29%	1.30%	1.37%	1.09%	1.00%

@	Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund’s total assets and dividing by the number of AMPS outstanding.

††	Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢	Calculated based on the average number of shares outstanding during each fiscal period.

ØØ	The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

	Six Months Ended April 30,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
California	.15%	.24%	.29%	.58%	2.17%	2.02%
Intermediate	.14%	.22%	.27%	.57%	2.27%	2.20%
New York	.15%	.22%	.27%	.59%	2.19%	2.07%

*           Annualized.
**          Not Annualized.

Distribution Reinvestment Plan

Computershare Shareowner Services LLC (the “Plan Agent”) will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or 480 Washington Boulevard, Jersey City, NJ 07317.

Directory

Investment Manager and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.8800	Stock Transfer Agent and Plan Agent Computershare Shareowner Services LLC 480 Washington Boulevard Jersey City, NJ 07317

Sub-Adviser Neuberger Berman LLC 605 Third Avenue New York, NY 10158-3698	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Custodian State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Funds. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of a Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund to a de minimis amount or require the fund’s adviser to register as a commodity pool operator. These CFTC changes are expected to take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances
■ income and transaction history
■ credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s shareholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?	We collect your personal information, for example, when you
	■	open an account or provide account information
	■	seek advice about your investments or give us your income information
	■	give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

	■	sharing for affiliates’ everyday business purposes — information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	■	Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Nonaffiliates	■
Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Joint marketing	■	Neuberger Berman doesn’t jointly market.

This page has been left blank intentionally

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

  10208 06/12

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman California Intermediate Municipal Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 4, 2012).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 4, 2012).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman California Intermediate Municipal Fund Inc.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: June 28, 2012

By:  /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: June 28, 2012